Exhibit 10.12

                    CONFIDENTIALITY AND NO CONFLICT AGREEMENT
                    -----------------------------------------


Prior to discussing the possibility of FTS Apparel, Inc DBA FTS Wireless becoming a Subcontractor for AMERICAN CONNECTIONS, LLC (Company), the undersigned agrees as follows:

For the purposes of this Agreement the term "Confidential Information" shall mean all confidential and proprietary information, both oral and written, relating to Company and its business, including without limitation, all such information and discussions relating to the Subcontractor program, financial, compensation, sales and marketing, business and promotional information and trade secrets. Confidential Information shall also include any information developed by a party for the other party to the extent that such information contains or is based upon Confidential Information. Any material and information provided by Company to the undersigned should be deemed Confidential Information.

The undersigned agrees that all negotiations and discussions between Company and undersigned concerning the Company's Subcontractor Program are confidential. The undersigned agrees to hold all Confidential Information in the strictest trust and confidence. The undersigned agrees not to disclose such information and discussions to any third party without Company's prior written consent. The undersigned agrees that any breach of confidentiality by the undersigned will cause irreparable injury to Company. The undersigned agrees that in addition to any other legal remedies available to Company, the Company shall have the right to obtain injunctive relief against the continuation of such breach of confidentiality, and a decree for specific performance of the terms of this Agreement.

The undersigned warrants that it is free to enter into negotiations with Company to become a Sub-Contractor for Company for the sale of various Wireless Services. The undersigned approached Company on its own and in a completely voluntary manner and represents that its discussions with Company in no way violate any legal obligation or contract to which undersigned is a party. The undersigned agrees to indemnify and hold harmless Company from any action or claim by any person or entity resulting from the representation made.


AGREED  &  ACCEPTED:
-------------------


FTS  Apparel,  Inc.
Subcontractor  Name

Scott  Gallagher
Signature

Scott  Gallagher
Printed  Signature

CEO
Title

2/28/2002
Date

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